UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Additional Materials

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Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

Ancora Trust

(Exact name of registrant as specified in charter)

6060 Parkland Boulevard,

Suite 200

Cleveland, Ohio 44124

 (Address of principal executive offices)

Bradley A. Zucker

c/o Ancora Trust

6060 Parkland Boulevard,

Suite 200

Cleveland, Ohio 44124

 (Name and address of agent for service)

Copy to:

Michael J. Meaney, Esq.

McDonald Hopkins LLC

600 Superior Avenue East, Suite 2100

Cleveland, Ohio 44114

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Registrant’s telephone number, including area code: 216-825-4000

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ANCORA INCOME FUND

ANCORA/THELEN SMALL-MID CAP FUND

ANCORA MICROCAP FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA TRUST

6060 Parkland Boulevard,

Suite 200

Cleveland, Ohio 44124

February 1, 2019

Dear Shareholder:

A Special Meeting of the Shareholders (the “Meeting”) of Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora Microcap Fund and Ancora Special Opportunity Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Ancora Trust (the “Trust”), will be held on March 21, 2019, at 10:00 a.m. Eastern Time.  The Meeting will be held at the offices of Ancora Advisors LLC, located at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio.  The Meeting will be held for the following purposes:

Proposal 1.

The election of five Trustees to the Board of Trustees of the Trust (the “Board”) effective as of April 30, 2019 (the “Effective Date”); and

Proposal 2.

To transact such other business as may properly come before the Meeting.

Shareholders of record of each Fund (collectively, the “Shareholders”) as of the close of business on January 15, 2019, are entitled to notice of, and to vote at, the Meeting and any and all adjournments thereof.

Your Fund and its investment objectives will not change as a result of this proxy solicitation or the proposal contained in this Proxy Statement (the “Proposal”).  You will still own the same shares in such Fund.

After careful consideration, the Board approved the Proposal and recommends that the Shareholders vote “For” the each of the candidates nominated as Trustees.

Your vote is important regardless of the number of shares you own.  Please take a few minutes to read the Proxy Statement and cast your vote.  If you do not vote promptly, the Trust may incur the additional expense of subsequent mailings.  It is important that we receive your vote no later than 5:00 p.m. on March 20, 2019.  If you have more than one account registered in your name, you will receive one proxy card for each account.  Please vote and return each proxy card that you receive.

We understand that you may have questions about the Proposals.  If you have any questions before you vote, please review the attached “Questions and Answers” or call the Trust at 1-866-626-2672.  We will help you get the answers you need promptly. We appreciate

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your participation and prompt response in this matter and thank you for your continued support of the Trust.

Sincerely,

/s/ Bradley A. Zucker

Bradley A. Zucker,

President, Treasurer and Secretary

Ancora Trust

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**PLEASE REMEMBER TO VOTE**

 ANCORA INCOME FUND

ANCORA/THELEN SMALL-MID CAP FUND

ANCORA MICROCAP FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA TRUST

6060 Parkland Boulevard,

Suite 200

Cleveland, Ohio 44124

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

QUESTIONS AND ANSWERS

Q:  What matters am I being asked to vote on?

A:  Shareholders of all the Funds are being asked to elect five Trustees to the Board and vote on any other matter that may be properly come before the meeting of the Shareholders of the Funds (the “Meeting”) or any adjournment thereof.

Q:  Why is an election of Trustees being held at this time?

A:   The Board has been (and currently is) comprised of Raj Aggarwal, Donald Lerner, Frank DeFino, Anne Peterson Ogan, and one seat is vacant. The current Trustees, other than Mr. DeFino, will not stand for re-election. Therefore, we are submitting to the Shareholders a proposal to elect five Trustees to the Board effective as of April 30, 2019 (the “Effective Date”): one of the incumbent Trustees, Frank Defino, and four new nominees who are Jennifer Rasmussen, John Micklitsch, Cindy Flynn, and Frank J. Roddy.  Approval of such proposal would fill all Board seats that are currently vacant or will be vacant as of the Effective Date.

Q: Why am I being asked to elect Trustees?

A: The Trustees serve as representatives of shareholders of the Funds and have an obligation to serve the best interests of the Funds. Election by the Shareholders of the nominees for Trustees at the Meeting would fill all vacancies and reduce the possibility that an additional shareholder meeting would be required solely for the purpose of electing Trustees at a later date.  This possibility exists because, under the 1940 Act, at least a majority of the Trustees must have been elected by the Shareholders.  If all the Trustees standing for election are approved by the shareholders, 80% of the Board will consist of “Non-Interested Trustees” and 100% of the Board will have been elected by the Shareholders.  These percentages meet or exceed applicable legal standards.

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Q:  How does the Board recommend that I vote?

A:  After careful consideration, the Board recommends that you vote “FOR” each of the Trustees standing for election to the Board listed in Proposal 1.

Q:  Will my Fund pay for this proxy solicitation?

A:  Yes, the Fund will bear these costs.

Q: Why are the proposals for multiple Funds in one proxy statement?

A: The Funds offer a broad range of investment opportunities. Many shareholders own shares of multiple Funds. We have included the proposal for all Funds in this Proxy Statement to reduce costs for the Trust and reduce burden on the Shareholders with more than one proxy statement, which would increase printing and mailing costs and consume more paper. We recognize this Proxy Statement is long and have tried to simplify the contents as much as possible to aid in our review.

Q:  How can I vote?

A: The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Mutual Shareholder Services, LLC, out stock transfer agent (the “Transfer Agent”), you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by signing and dating the applicable proxy card you receive for the Fund(s) of which you are a shareholder, and return such completed proxy card(s) in the prepaid, self-addressed envelope that is enclosed in this Proxy Statement. You also may attend the Meeting and vote in person. If you own Fund shares of record and you do not return a proxy and do not attend the Meeting in person, your shares will not be voted. If you return your signed proxy card, but do not indicate your voting preferences, Bradley A. Zucker and/or Joseph M. Spidalieri will vote for the proposal on your behalf. Remember to sign, complete an return a separate proxy card for each Fund in which you own shares.

If you own shares in street name, meaning that your shares are held by a bank, brokerage firm, or other nominee, you may instruct that institution on how to vote your shares. You may provide these instructions by voting via the Internet at proxyvote.com (and following the instructions on the website), by telephone by calling 1-800-454-8683 (and following the recorded instructions), or (if you have received paper copies of proxy materials through your bank, brokerage firm, or other nominee) by returning a voting instruction form received from that institution in the prepaid, self-addressed envelope that would be enclosed with the proxy materials. If you own Fund shares in street name and attend the Meeting, you must obtain a “legal proxy” from the bank, brokerage firm, or other nominee that holds your shares in order to vote your shares at the Meeting.

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Q: Can I change my vote after I mail my proxy card?

A: Yes. If you are a shareholder of record, you may revoke your proxy at any time before the close of voting using one of the following methods:

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You may submit another properly completed proxy card with a later date.

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You may send a written notice that you are revoking your proxy to the Trust’s Acting Chairperson at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124.

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You may attend the Special Meeting of the Shareholders and vote your shares at the Meeting. Simply attending the Special Meeting of the Shareholders will not, by itself, revoke your proxy.

Q: How many votes are needed to approve the proposal?

A: Under Ancora’s Declaration of Trust (the “Declaration of Trust”), the affirmative vote of a plurality of the shares of the Funds that are voted at the Meeting, voting together in the aggregate as a single class without regard to series or classes of shares, are required to elect a Trustee.

Q: What is the quorum requirement?

A: A quorum of Shareholders is necessary to hold a valid meeting. According to the Declaration of Trust, a quorum will be present if Shareholders holding at least thirty percent (30%) of the issued and outstanding Shares of the Funds are present at the Special Meeting of the Shareholders or represented by proxy. Your Shares will be counted towards the quorum only if you submit a valid proxy or if you vote during the Special Meeting of the Shareholders. If there is no quorum, the chairperson of the Board may adjourn the meeting to another date.

Q:  Whom do I call for more information?

A:  Please call the Trust at 1-866-626-2672.

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NOTICE OF SPECIAL MEETING

OF THE SHAREHOLDERS OF

ANCORA INCOME FUND

ANCORA/THELEN SMALL-MID CAP FUND

ANCORA MICROCAP FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA TRUST

Notice is hereby given that a Special Meeting of the Shareholders (the “Meeting”) of Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora Microcap Fund, and Ancora Special Opportunity Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Ancora Trust (the “Trust”), will be held on March 21, 2019, at 10:00 a.m. Eastern Time.  The Meeting will be held at the offices of Ancora Advisors LLC, located at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124.  The Meeting will be held for the following purposes:

Proposal 1.

The election of five Trustees to the Board of Trustees of the Trust (the “Board”), to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective as of April 30, 2019 (the “Effective Date”); and

Proposal 2.

To transact such other business as may properly come before the Meeting.

The Board recommends that you vote to approve each nominee for Trustee.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Meeting or any adjournments thereof.

The persons named as proxies in the enclosed proxy card(s) will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof in the manner described below.  Additional business would include only matters that were not anticipated as of the date of this notice.

If the necessary quorum to transact business for each Fund, or the vote required to approve any proposal by each Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.  The persons named as proxies will vote “For” any adjournment those proxies which instruct them to vote for a proposal and will vote “Against” any adjournment those proxies which instruct them to vote against a proposal.

Only shareholders of record of each Fund (collectively, the “Shareholders”) at the close of business on January 15, 2019, are entitled to notice of, and to vote at, the Meeting and any and all adjournments thereof.

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All Shareholders are cordially invited to attend the Meeting in order to avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting.  You may vote easily and quickly by mail.  To vote by mail, please complete and mail your proxy card(s) in the enclosed postage-paid return envelope.  It is important and in your interest for you to vote so that a quorum to transact business for your Fund will be present and a maximum number of shares may be voted.  You may revoke your proxy at any time prior to the Meeting.

By Order of the Board of Trustees,

Sincerely,

/s/ Bradley A. Zucker

Bradley A. Zucker,

President, Treasurer and Secretary

Ancora Trust

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ANCORA INCOME FUND

ANCORA/THELEN SMALL-MID CAP FUND

ANCORA MICROCAP FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA TRUST

6060 Parkland Boulevard,

Suite 200

Cleveland, Ohio 44124

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 21, 2019

INTRODUCTION

This Proxy Statement is furnished by the Board of Trustees (the “Board”) of Ancora Trust (the “Trust”) in connection with the solicitation of proxies to be voted at the Special Meeting of Shareholders (the “Meeting”) of Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora Microcap Fund, and Ancora Special Opportunity Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust.  The Meeting, and any adjournments thereof, is to be held at the offices of Ancora Advisors LLC (“Ancora Advisors”) located at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio.  The Meeting will be held on March 21, 2019, at 10:00 a.m. Eastern Time.

Only shareholders of record of each Fund at the close of business on January 15, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any and all adjournments thereof.  As of the Record Date, the number or shares of beneficial interest of each Fund outstanding and entitled to vote at the Meeting are set forth in Appendix A.  Each whole share will be entitled to one vote at the Meeting and each fractional share will be entitled to a proportionate fractional vote.

The shareholders of record of each Fund (collectively, the “Shareholders”) will vote together as a single class on Proposal 1.

The Notice of Special Meeting, this Proxy Statement and the proxy card(s) were first mailed to Shareholders on or about February 1, 2019.

The proposals to be submitted to the Shareholders are as follows:

Proposal 1.

The election of five Trustees to the Board to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective as of April 30, 2019 (the “Effective Date”); and

Proposal 2.

To transact such other business as may properly come before the Meeting.

The Shareholders of the Funds may vote together as a single class on Proposal 1.

The Board recommends that you vote to approve each nominee for Trustee.

The persons named as proxies in the enclosed proxy card(s) will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof in the manner described below.  Additional business would include only matters that were not anticipated as of the date of this Proxy Statement.

If the necessary quorum to transact business for any Fund, or the vote required to approve any proposal by any Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.  The persons named as proxies will vote “For” any adjournment those proxies which instruct them to vote for a proposal and will vote “Against” any adjournment those proxies which instruct them to vote against a proposal.

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s).  If your proxy card(s) is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions.  If your proxy card(s) is properly executed and returned and no choice is specified on the proxy with respect to any proposal, the proxy will be voted “FOR” the approval of all such proposals and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting.  Shareholders who execute proxies may revoke or change their proxy at any time prior to the time they are voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, or by attending the Meeting and voting in person at the Meeting.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, but you wish to attend the Meeting and vote your shares, or revoke a previous proxy at the Meeting, you must first request a legal proxy from the bank, broker-dealer, or other third-party intermediary that authorizes you to take such action.  Upon our receipt of the legal proxy, any previously executed proxy with respect to your shares will be revoked, and your vote will only be counted if you legally appoint another proxy to vote on your behalf or if you appear at the Meeting and vote in person.

Copies of the Funds’ most recent annual and semi-annual reports, including financial statements, previously have been sent to Shareholders.  This Proxy Statement should be read in conjunction with the Funds’ annual and semi-annual reports.  To request the Funds’ annual report, the Funds’ semi-annual report, or other information about the Funds, free of charge, and to make shareholder inquiries, call the Trust at 1-866-626-2672 or write to the Trust in care of Ancora Trust, 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124.  The Funds also make available their annual and semi-annual reports, free of charge, on the Funds’ internet site at www.ancora.net.

Please read this Proxy Statement carefully for information concerning the proposal to be placed before the Meeting or any adjournments thereof.

PROPOSAL 1

ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST

At a Board meeting held on December 28, 2018, the current Trustees of the Board nominated for election the five nominees listed below to serve as Trustees of the Trust.

At the Meeting, you will be asked to elect each of Frank De Fino, Jennifer Rasmussen, John Micklitsch, Cindy Flynn, and Frank J. Roddy as a trustee of the Trust (each, a “Trustee” and collectively, the “Trustees”). Except for Frank DeFino, none of the other nominees currently serves as a Trustee.  John Micklitsch is deemed to be an “interested person” of the Trust for purposes of the Investment Company Act of 1940, and the rules and regulations proscribed thereunder, as amended (the “1940 Act”) and, therefore, serves as an “Interested Trustee” of the Trust.  Each of the other nominees is not an “interested person” of the Trust for purposes of the 1940 Act (each a “Non-Interested Trustee” and collectively, the “Non-Interested Trustees”).  Each nominee was nominated by the incumbent Trustees, all of whom are Non-Interested Trustees.  If the Shareholders do not approve of this proposal, the incumbent Trustees will continue to serve in such capacity. If all of the nominees are approved, then the incumbent Trustees will be replaced with the nominees effective as of April 30, 2019.

The persons named in a proxy card(s) will vote for the election of each of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy.  Each Trustee so elected will serve as a Trustee until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed, as provided in the governing documents of the Trust.  Each of the nominees has indicated that he or she is willing to serve as a Trustee.  If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such substitute nominee or nominees as the Board may recommend.

QUALIFICATIONS OF NOMINEES PRESENTED IN THIS PROXY STATEMENT

All incumbent Board members, all of whom are Non-Interested Trustees, determined that the nominees proposed for election through this Proxy Statement are qualified to serve in their capacity as trustees of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee. Information indicating the specific experience, skills, attributes and qualifications of each Trustee which led to the Board’s determination that the Trustee should serve in this capacity is provided below.

John Micklitsch. Mr. Micklitsch has served as the Chief Investment Officer of Ancora Advisors since 2011. In addition to such responsibilities, he manages global, multi-asset class separate accounts for the firm’s high net worth and institutional clients and serves on the firm’s Investment Committee. Prior to joining Ancora, Mr. Micklitsch was lead portfolio manager for the small cap value strategy at Allegiant Asset Management, the institutional money management division of National City Corporation, where he was responsible for managing assets in excess of $1 billion.

Frank DeFino. Mr. DeFino has been a Trustee since 2014.  Mr. DeFino has significant business leadership experience, having served as President and owner of AJD Holding Co. (private equity firm) since 1976.  He also has considerable experience in investing through the management of the company’s funds for the last 25 years.

Frank J. Roddy. Mr. Roddy served as the Executive Vice President of Finance and Administration at Swagelok Company from 2012 until the end of 2018. In such capacity Mr. Roddy oversaw the financial, customer service, supply chain, legal, global sourcing and logistics, risk management and information services operations of the organization. Before taking on such role, Mr. Roddy was the Vice President and Chief Financial Officer of Swagelok from 2000 until 2012.

Jennifer Rasmussen, Esq. Ms. Rasmussen has been the Chief Operating Officer of FSM Capital Management LLC, a wealth management firm, since July 2007. In such capacity, she has advised clients on succession planning, establishing private foundations, regulatory filings related to investment advisory firms, developed internal control procedures, served as a senior member of the firm’s high net worth family practice and provided financial, estate and retirement planning and executive compensation consulting.

Cindy Flynn. Ms. Flynn is the Past Executive Vice President and Chief Administrative Officer of New York Community Bancorp., Inc., which is currently one of the largest 25 largest bank holding companies in the nation and a leading producer of multi-family loans in New York City. As the Executive Vice President of New York Community Bancorp, Ms. Flynn was responsible for overseeing the day-to-day operations of the bank’s consumer banking business, which spans five states with 254 locations in Metro New York, New Jersey, Ohio, Florida, and Arizona. Ms. Flynn joined New York Community Bancorp., Inc. in December, 2009.  Prior to that, she was Chief Marketing Officer for AmTrust/Ohio Savings Bank from 2007 until 2009.

Generally speaking, the incumbent Trustees believe that, collectively, the nominees have a balanced and diverse experience, qualifications, attributes, and skills, which will allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders.

In determining that a particular nominee was qualified to serve as a Trustee, the Board considered a variety of criteria, none of which, in isolation, was controlling. Among other attributes and qualifications common to all nominees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with Ancora Advisors and other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.

In addition to the foregoing, when evaluating the nominees for election, the incumbent Trustees also took into account the contribution that the candidate would be expected to make to the betterment of our Funds’ governance moving forward, their character, integrity and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each nominee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, public accounting, consulting and/or board experience in the investment management industry, consulting and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training.

The specific experience of each nominee is set forth in the tables below.

WHO ARE THE NOMINEES TO THE BOARD?

The table below lists the nominees, their age, current positions held with the Trust, length of time served, term of office, principal occupations during the last five years, the number of Funds or portfolios in the complex of the Trust overseen by the nominee, and number of other directorships held outside of the Trust.

Interested Nominee:

Name, Address and Age (1)	Position (s) Held with the Trust	Term of Office (2) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
John Micklitsch 6060 Parkland Blvd. Suite 200 Cleveland, Ohio 44124 Age: 50	N/A.	N/A.	Chief Investment Officer of Ancora Advisors LLC since 2011; Chief Investment Officer of Ancora Group, Inc. since 2011; Chief Investment Officer of Ancora Holdings Inc. since 2011; Member of the Executive Committee of the Ancora entities since 2010.	5	Board Member of Biltmore Trust.

(1) John Micklitsch is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with Ancora Advisors LLC.

(2) The Trustee holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the Trustee dies, resigns or is removed.

Non-Interested Nominees:

Name, Address and Age	Position Held with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Frank DeFino 2181 Enterprise Parkway Twinsburg, OH 44087 Age: 64	Trustee	Since 2014	President and owner of AJD Holding Co. (private equity firm) from 1976 to the present.	5	None.
Frank J. Roddy 29500 Solon Road, Solon, Ohio 44139 Age: 58	None	N/A	Retired Executive Vice President of Finance and Administration at Swagelok Company from 2012 until 2018.	5

Member of: Board of Cleveland Central Catholic High School; Northeast Ohio Alumni Advisory Board for Ernst & Young; Cleveland Advisory Board of FM Global; Conrad Companies Board of Advisors; VEC Inc. Advisory Board; and Swagelok Company Advisory Board.

Jennifer A. Rasmussen 6060 Parkland Blvd. #100 Cleveland, Ohio 44124 Age: 45	None	N/A	Chief Operating Officer of FSM Capital Management, LLC, since July 2007.	5	None.

Cindy Flynn 1801 East 9th St. Cleveland, Ohio 44114 Age: 55	None	N/A	Past Executive Vice President & Chief Administrative Officer of New York Community Bancorp., Inc. since 2009.	5

Board Member of: Greater Cleveland Sports Commission; University Hospitals Cleveland Medical Center; Rainbow Babies & Children’s Foundation; Western Reserve Historical Society; and the Recreation League of Cleveland

(1) Each Trustee holds office for an indefinite term until the earlier of (a) the election of his or her successor or (b) the date the Trustee dies, resigns or is removed.

For the Interested Trustee, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

Name of Trustee or Officer	Positions Held with Affiliated Persons or Principal Underwriters of the Funds
John Micklitsch

Chief Investment Officer of Ancora Advisors LLC since 2011; Chief Investment Officer of Ancora Group, Inc. since 2011; Chief Investment Officer of Ancora Holdings Inc. since 2011; Member of the Executive Committee of the Ancora entities since 2010.

In addition, to the foregoing, Mr. Micklitsch is a greater than 5% shareholder of Ancora Holding Inc., an affiliate of Ancora Advisors LLC.

Interests of Nominees In the Funds:

As of December 31, 2018, the nominees owned the following amounts of shares of the Funds:

Name of Trustee	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

John Micklitsch	Ancora Income Fund	None.	Over $100,000
	Ancora/Thelen Small-Mid Cap Fund	Over $100,000
	Ancora Microcap Fund	$10,001 - $50,000
	Ancora Special Opportunity Fund	None.
Frank DeFino	Ancora Income Fund	None	Over $100,000
	Ancora/Thelen Small-Mid Cap Fund	Over $100,000
	Ancora MicroCap Fund	Over $100,000
	Ancora Special Opportunity Fund	None
Frank J. Roddy	Ancora Income Fund	None.	None.
	Ancora/Thelen Small-Mid Cap Fund	None.
	Ancora Microcap Fund	None.
	Ancora Special Opportunity Fund	None.
Jennifer A. Rasmussen	Ancora Income Fund	None	None.
	Ancora/Thelen Small-Mid Cap Fund	None.
	Ancora Microcap Fund	None.
	Ancora Special Opportunity Fund	None.
Cindy Flynn	Ancora Income Fund	None.	None.
	Ancora/Thelen Small-Mid Cap Fund	None.
	Ancora Microcap Fund	None.
	Ancora Special Opportunity Fund	None.

Except as otherwise disclosed above as it relates to the Funds, none of the independent nominees or their immediately family members own (beneficially or of record) any other securities in the Funds or the Trust. Although Frank DeFino and John Micklitsch have an ownership interest in the Funds as indicated above, they do not receive any extra or special benefits from such interests that is not shared on a pro rata basis by all holders of the class of securities.

Beneficial Ownership of Affiliates by Independent Nominees

None of the independent nominees or their immediately family members own (beneficially or of record) any securities in Ancora Advisors, the principal underwriter of the Funds, or any other person directly or indirectly controlling, controlled by or under common control with Ancora Advisors or the principal underwriter.

Other Disclosures Related to Independent Nominees

Jennifer A. Rasmussen is the Chief Operating Officer of FSM Capital Management, LLC (“FSM”), an entity that has entered into a Co-Manager Agreement with Ancora Advisors LLC, pursuant to which Ancora Advisors LLC has provided investment portfolio services to FSM. The amount of fees FSM has paid to Ancora Advisors LLC (and its affiliates) during each of the last two fiscal years has been $268,821 and $307,008 for 2017 and 2018, respectively. Mrs. Rasmussen is not an owner of FSM and does not derive any personal benefit from such relationship.

Principal Holders of Securities of the Funds

In addition to setting forth the number or shares of outstanding as of the record date, Appendix A also lists those persons who, as of the record date, owned of record or beneficially 5% or more of the outstanding shares entitled to vote together on the Proposal for each Fund, together with the level of ownership in each Fund by the Trust’s officers and trustees (including the nominees).

Compensation of the Trustees

Each Trustee who is not an Interested Trustee in Ancora Advisors will receive an annual payment of $20,000 as compensation from the Funds for serving as a Trustee of the Funds.  Such fee shall be paid every quarter in $5,000 installments.

The fees paid to the incumbent Trustees for the 2018 fiscal year, which are the only compensation or benefits payable to the Trustees, are summarized in the following table:

Name of Person, Position	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds Paid to Trustees
Anne Peterson Ogan	$5,400	$0	$0	$5,400
Frank DeFino	$7,150	$0	$0	$7,150
Raj Aggarwal	$7,150	$0	$0	$7,150
Donald Lerner	$7,150	$0	$0	$7,150

BOARD LEADERSHIP STRUCTURE AND COMMITTEES

Leadership Structure

The members of the Board currently are: Raj Aggarwal, Donald Lerner, Frank DeFino and Anne Peterson Ogan, none of whom are “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act. Effective as of April 30, 2019, and assuming all nominees will be elected, the Board will be composed of five Trustees, none of whom are “interested persons”, except for John Micklitsch who is an “interested person”. Once the new Board is convened, the new Board will elect a new chairperson who will be one of the Non-Interested Trustees. The Chairperson’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, the Fund advisors and counsel to the Independent Trustees. The Chairperson performs such other duties as the Board may from time to time determine. The principal executive officers of the Trust do not serve on the Board.

The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with affiliated and non-affiliated companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regularly scheduled meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine at its other meetings, the Board meets without management present.

Audit Committee

The Board has appointed a standing audit committee (the “Audit Committee”) comprised solely of Non-Interested Trustees.  The members of the Audit Committee currently are Raj Aggarwal, Donald Lerner, Frank DeFino and Anne Peterson Ogan.  If all of the nominees are approved, then effective as of April 30, 2019, the Board will elect new audit committee members. The Audit Committee meets at least once per year.  In the last fiscal year, the Audit Committee met twice.

The Audit Committee has the responsibility to, among other things: (i) select, oversee and set the compensation of the Trust’s independent auditors; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Funds’ financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust’s independent registered public accountants and the full Board.

The Board has not appointed a standing nominating committee or a standing compensation committee.  The Board believes that it is appropriate for the Trust not to have a nominating committee because of the relatively small size of the Funds and the Board and because such a committee would be an unnecessary expense to the Funds and their respective shareholders.  In addition, the Board believes that the function of a nominating committee can be served by the Non-Interested Trustees, all of whom participate in the consideration of nominees to the Board.

OTHER BOARD MATTERS

Risk Oversight

The Board oversees risk management for the Trust directly and, as to certain matters, through its Audit Committee.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Trust’s senior officers (including the Trust’s Chief Compliance Officer), portfolio management and other personnel of the Advisors, the Trust’s independent auditor, legal counsel and personnel from the Trust’s other service providers.  The Board also relies on regular discussions with the Advisors at Board meetings regarding the sources of risk applicable to the Funds and an understanding of the appropriate level of risk acceptable on behalf of the Funds. The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Trust’s activities. In addition, the Independent Trustees meet quarterly to discuss matters of interest, which may include risk oversight.

Mandatory Retirement Age

The Board has adopted a mandatory retirement age of 75 for all Trustees.

Code of Ethics

The Trust and Ancora Advisors has each adopted a code of ethics, under Rule 17k-1 of the 1940 Act, that permit their respective personnel to invest in securities that may be purchased or held by the Funds.

Trustee Nomination Process

We do not have a Nominating and Governance Committee.  Therefore the entire Board, including the Non-Interested Trustees, are responsible for nominating candidates for the Board to the extent consistent with the 1940 Act and rules thereunder. The Board considers recommendations from a variety of sources, including recommendations from current Trustees and others.  The Board reviews the information submitted on the backgrounds and qualifications of those persons recommended.

Generally speaking, the Board has determined that it should be made up of individuals who can contribute sound business judgment to Board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict with the Trust and the Funds. Each Trustee should be prepared to devote substantial time and effort to Board duties and should limit the number of his or her other board memberships in order to provide such service to the Trust. Candidates for the

Board should be individuals with a demonstrated ability to work in a constructive manner with other Board members and management.

When seeking to fill a specific opening on the Board, the incumbent Trustees will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board. A candidate for service as an Independent Trustee must not be an “interested person,” as that term is defined in the 1940 Act, of the Trust, the Ancora Advisors or their affiliates. Each candidate must provide such information requested by the Trust as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

Number of Meetings of the Board and its Committees

In the last fiscal year, the Board met six times, which number includes regularly scheduled and special meetings of the Board.  None of the Trustees attended fewer that 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which he or she served as a Trustee; and (ii) the total number of meetings held by all committees of the Board on which he or she served that were held during the period for which he or she served as a Trustee.

Annual Meeting of the Shareholders

The Trust does not hold annual meetings of the shareholders.

 Communicating with the Board

Shareholders can send communications to the Board or to individual Trustees by writing to the Board or Trustee as follows: c/o Ancora Trust, 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124.

BOARD RECOMMENDATION ON PROPOSAL 1

The Board unanimously recommends a vote “For” the election of each of the nominees to the Board.

PROPOSAL 2

OTHER BUSINESS

The Board has not been informed and is not aware that any other business will be brought before the Meeting other than the matters set forth in this Proxy Statement.  However, it is the intention of the persons named as proxies in the enclosed proxy card(s) to vote the shares represented by such proxy card(s) in accordance with their best judgment with respect to any other matter that may be properly presented to the Meeting or any adjournment thereof.  By signing and returning your proxy card(s), you give the persons acting as proxies discretionary voting authority as to any such matters.

GENERAL INFORMATION

FAILURE OF SHAREHOLDERS TO APPROVE PROPOSAL 1

If the shareholders of the Funds fail to approve all five nominees presented in Proposal 1, the Board shall meet to consider appropriate action consistent with its fiduciary duties.  Such actions may include nominating a new slate of candidates for Trustees.

SOLICITATION AND VOTING INFORMATION

Quorum

Thirty percent (30%) of the aggregate number of shares of a Fund, entitled to vote at the Meeting, shall be necessary to constitute a quorum for the transaction of business by such Fund at the Meeting.

If the necessary quorum to transact business for any Fund, or the vote required to approve any proposal by any Fund, is not obtained at the Meeting, the persons named as proxies may propose, in their discretion, one or more adjournments of the Meeting to permit further solicitation of proxies.  The affirmative vote of the holders of any shares of each Fund present, in person or by proxy, at the Meeting shall be sufficient for adjournment.  The persons named as proxies will vote “For” any adjournment those proxies which instruct them to vote for a proposal and will vote “Against” any adjournment those proxies which instruct them to vote against a proposal.

Required Vote

Under the Declaration of Trust of Ancora Trust (the “Declaration of Trust”), the affirmative vote of a plurality of the shares of the Funds that are voted at the Meeting, voting together in the aggregate as a single class without regard to series or classes of shares, are required to elect a Trustee. For purposes of this Proxy Statement, the term “Funds” means Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora Microcap Fund and Ancora Special Opportunity Fund.

The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. A proxy may be revoked at any time prior to its use by: (i) written notice of its revocation to the Chairperson of the Board at the above address prior to the Meeting; (ii) the subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting at the Meeting and giving oral notice of revocation to the Chairperson of the Meeting.  Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted with respect to a particular proposal.  Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote as to a particular proposal.  Accordingly, Shareholders are urged to forward their voting instructions promptly.

Proxy Solicitation

Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement and the accompanying proxy card(s).  Proxies also may be solicited in person, by telephone, or by facsimile.

Expenses in connection with the solicitation of proxies will be borne by the Funds.  Upon request, the Funds will reimburse attorneys, brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record.

OFFICERS OF THE TRUST

The table below lists the officers of the Trust, their age, current positions held with the Trust, length of time served, term of office, and principal occupations during the last five years:

Name, Address and Age	Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Bradley A. Zucker 6060 Parkland Blvd., Mayfield Heights, OH 44124 Age: 46	President, Treasurer and Secretary	Secretary Since 2003; President and Treasurer Since 2017

Chief Financial Officer of Ancora Advisors LLC since 2003; Chief Financial Officer of The Ancora Group Inc. since 2010;  Chief Financial Officer of Ancora Holdings Inc. since 2015; Chief Financial Officer and Director of Ancora Securities, Inc. from 2001 to 2012; Chief Financial Officer of Ancora Capital Inc. from 2002 to 2012; member of the Executive Committee for the Ancora entities until 2016.

Joseph M. Spidalieri 6060 Parkland Blvd., Mayfield Heights, OH 44124 Age: 41	Chief Compliance Officer	Since 2011

Chief Operating Officer of Ancora Holdings Inc. since 2017; Chief Operating Officer of Ancora Advisors LLC since 2017; Chief Compliance Officer of Ancora Advisors LLC until 2017; Chief Compliance Officer of The Ancora Group Inc. since 2011; Chief Compliance Officer of Ancora Holdings Inc. since 2015; Director of Compliance of Ancora Securities, Inc. and Ancora Capital Inc. from 2011 to 2012.

INDEPENDENT PUBLIC ACCOUNTANTS

The accounting firm of Cohen & Company, Ltd. (“Cohen”) has been selected as the independent public accounting firm for the Trust on behalf of each Fund for the current fiscal year.  Cohen, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Funds.  During fiscal years 2017 and 2018, Cohen also served as the Trust’s independent public accounting firm.

Representatives of Cohen are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees; Audit-Related Fees; Tax Fees; All Other Fees

Cohen billed the Trust the following aggregate fees for the Trust’s fiscal years ended December 31, 2017, and December 31, 2018:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2017	$45,500	0	$10,000	0
2018	$43,000	$1,110	$10,000	0

Audit fees include amounts related to the audit of each Fund’s annual financial statements.  Audit-related fees include the review of the Funds’ semi-annual financial statements and dividend calculations and the review of the Trust’s Annual Registration Statement that is filed with the U.S. Securities and Exchange Commission.  Tax fees include amounts related to federal, state and excise tax return preparation, and tax advice, planning and compliance.

There were no fees, in addition to audit, audit-related and tax fees, billed by Cohen for services rendered to the Trust during the Trust’s last two fiscal years.

The Audit Committee has not adopted pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X.  The Audit Committee pre-approves all audit and non-audit services provided by any independent auditors engaged by the Trust and any permissible non-audit services provided to its service affiliates, which have an impact on any Fund.  The Audit Committee approves the engagement of the independent auditors, and a majority of the Independent Trustees approves the engagement.

The Audit Committee has considered whether the provision of non-audit services to Ancora Advisors, and any other entity controlling, controlled by, or under common control with Ancora Advisors that provides ongoing services to the Trust and the Funds, that were not pre-approved, is compatible with maintaining Cohen’s independence and has concluded that the provision of any such non-audit services is compatible with maintaining Cohen’s independence.

OTHER SERVICE PROVIDERS

Currently, Ancora Advisors LLC, located at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio, and an affiliate of the Trust (“Ancora Advisors”), serves as the principal investment adviser for the Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora Microcap Fund and Ancora Special Opportunity Fund (together, the “Funds”).

The Funds have entered into an Administration Agreement with The Ancora Group Inc., an affiliate of Ancora Advisors.  Pursuant to this Agreement, each of the Funds pays an administration fee equal to 0.10% of average net assets of such Fund monthly.  Under the Administration Agreement, The Ancora Group Inc. assists in maintaining office facilities, furnishing clerical services, preparing and filing documents with the Securities Exchange Commission, coordinates the filing of tax returns, assists with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitors the Funds’ expense accruals and pays all expenses, monitors the Funds’ Subchapter M status, maintains the Funds’ fidelity bond, monitors each Fund’s compliance with such Fund’s policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assists in the Funds’ operations.

The Funds have entered into a Shareholder Services Agreement with The Ancora Group, Inc. under which, effective April 30, 2017, the Funds pay The Ancora Group, Inc. a fee equal to 0.01% of average net assets of the Class I Shares of each fund.

The principal underwriter and distributor for shares of the Funds is Arbor Court Capital, LLC. The Distributor’s address is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

U.S. Bank N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, Ohio 45202, is the custodian for each Fund’s securities and cash.

Mutual Shareholder Services 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, is each Fund’s transfer, redemption and dividend distributing agent.

McDonald Hopkins, LLC, 600 Superior Avenue E., Suite 2100, Cleveland, Ohio 44114, is legal counsel to the Funds and to Ancora Advisors.

By Order of the Board of Trustees

Sincerely,

/s/ Bradley A. Zucker

Bradley A. Zucker,

President, Treasurer and Secretary

Ancora Trust

APPENDIX A

SHARES OF BENEFICIAL INTEREST OF EACH FUND

The number of the shares of beneficial interest of each Fund of the Trust outstanding and entitled to vote at the Meeting as of the close of business on January 15, 2019, are set forth in the chart below:

Fund	Number of Shares
Ancora Income Fund	3,784,729.777
Ancora/Thelen Small-Mid Cap Fund	8,487,240.531
Ancora Microcap Fund	1,930,368.362
Ancora Special Opportunity Fund	2,229,961.235

PRINCIPAL HOLDERS OF SECURITIES OF THE FUNDS

Principal Holders of Securities

Ancora Dividend Value Equity Fund does not have any shareholders because such fund does not have any shares outstanding.

Ancora Income Fund

As of January 15, 2019, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Income Fund:

Class I Shares

Name and Address

Percentage of Ownership

CHARLES SCHWAB & CO. INC.                                    12.92%

SPECIAL CUSTODY A/C FBO CUSTOMERS

SAN FRANCISCO, CA 94105

As of January 15, 2019, officers and Trustees (including the nominees) as a group beneficially owned 10,087.705 Class I shares of Ancora Income Fund, constituting 0.3% of the outstanding Class I shares of the Fund.

1

Ancora/Thelen Small-Mid Cap Fund

As of January 15, 2019, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora/Thelen Small-Mid Cap Fund:

Class I Shares

Name and Address

Percentage of Ownership

CHARLES SCHWAB & CO. INC.                                    15.03%

SPECIAL CUSTODY A/C FBO CUSTOMERS

SAN FRANCISCO, CA 94105

Class S Shares

Name and Address	Percentage of Ownership

FIFTH THIRD BANK	38.55%
5001 KINGSLEY DRIVE
CINCINNATI, OH 45263

DANIEL G THELEN	14.04%
7930 DIXIE HWY
CLARKSTON MI 48346-1151

KEY BANK NA	13.74%
127 PUBLIC SQUARE
CLEVELAND, OH 44101-4871

JOHN HANCOCK TRUST COMPANY, LLC	10.84%
690 CANTON STREET
WESTWOOD, MA 02090

WELLS FARGO BANK NA	7.80%
PO BOX 1533
MINNEAPOLIS, MN 55480

NFS LLC	5.43%
200 LIBERTY STREET
NEW YORK, NY 10281

As of January 15, 2019, all officers and Trustees (including the nominees) as a group beneficially owned 98,926.382 Class I shares of Ancora/Thelen Small-Mid Cap Fund, constituting 1.2% of the outstanding Class I shares of the Fund.

2

Ancora MicroCap Fund

As of January 15, 2019, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora MicroCap Fund:

Class I Shares

Name and Address

Percentage of Ownership

CHARLES SCHWAB & CO. INC.                                     31%

SPECIAL CUSTODY A/C FBO CUSTOMERS

SAN FRANCISCO, CA 94105

As of January 15, 2019, all officers and Trustees (including the nominees) as a group beneficially owned 45,057.761 Class I shares of Ancora MicroCap Fund, constituting 2.3% of the outstanding Class I shares of the Fund.

Ancora Special Opportunity Fund

As of January 15, 2019, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Special Opportunity Fund:

Class I Shares

Name and Address	Percentage of Ownership

CHARLES SCHWAB & CO. INC.	22.04%
SPECIAL CUSTODY A/C FBO CUSTOMERS
SAN FRANCISCO , CA 94105

N LEE DIETRICH TRUST	18.72%
5645 GRACE WOODS DR UNIT 109
WILLOUGHBY OH 44094-8905

DANIEL A FEDELI TRUST	11.54%
270 HALTON TRAIL
HIGHLAND HTS OH 44143-4501

3

THE ROSE ANN PASCUCCI REVOCABLE TRUST	6.83%
7037 HILL CREEK LANE
GATES MILLS OH 44040-9629

THE PAOLUCCI FAMILY TRUST	5.42%
2009 PASEO DEL SOL
PALOS VERDES ESTATES, CA 90274-1604

As of January 15, 2019, all officers and Trustees (including the nominee) as a group beneficially owned 18,351.527 Class I shares of Ancora Special Opportunity Fund, constituting 0.8% of the outstanding Class I shares of the Fund.

4

«custno»

ANCORA TRUST

«fundname»

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Bradley A. Zucker and Joseph M. Spidalieri, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora Microcap Fund, and Ancora Special Opportunity Fund, to be held at the offices of Ancora Advisors, LLC, located at 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio.  The Meeting will be held on March 21, 2019, at 10:00 a.m. Eastern Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The proposals affecting your Fund are listed on the reverse side.  Be sure to read the detailed discussion of these proposals in the Proxy Statement.

Dated: _______________, 2019

«name»

  «custno»

«add1»

«add2»

«add3»

«add4»

«city»  «state»  «zip»

(Please sign exactly as name appears at left.  If stock is owned by more than one person, all owners should sign.  Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Print Name and Title (if applicable)

Signature

Print Name and Title (if applicable)

Signature

BE SURE TO SIGN YOUR PROXY CARD!

PLEASE COMPLETE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

Mail to: Ancora Family of Mutual Funds / 8000 Town Centre Dr. Suite 400 / Broadview Heights, OH 44147

1

Shares represented by this proxy will be voted as directed by the Shareholder.

IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil.  Do not use red ink.

  Proposal 1.

Elect the following five individuals as Trustees of the Board of Ancora Trust:

1.

John Micklitsch

2.

Frank J. Roddy

3.

Jennifer A. Rasmussen

4.

Cindy Flynn

5.

Frank DeFino

FOR

AGAINST

FOR ALL EXCEPT

ABSTAIN

  ☐                 ☐                             ☐                            ☐

To withhold authority to vote for one or more nominees for Trustee, write the nominee's number(s) on line below.

______________________________

THANK YOU FOR VOTING